UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2005

General Cable Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky		41076-9753
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	859-572-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2005, stockholders of General Cable Corporation, a Delaware corporation (the "Company"), approved the General Cable Corporation 2005 Stock Incentive Plan (the "Plan"), a copy of which is filed herewith as Exhibit 10.1, at the 2005 Annual Meeting of Stockholders. The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee").

The Plan replaces the General Cable Corporation 1997 Stock Incentive Plan and the General Cable Corporation 2000 Stock Option Plan (the "Replaced Plans"). The Compensation Committee will no longer grant any awards under the Replaced Plans, but will continue to administer awards which were previously granted under the Replaced Plans.

The purpose of the Plan is to provide incentives to attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other key employees of the Company or any of its subsidiaries by providing them opportunities to acquire shares of the Company’s common stock or to receive monetary payments based on the value of such shares.

The following types of awards or any combination of them may be granted under the Plan: (i) Stock Options (both Incentive Stock Options and Nonqualified Stock Options); (ii) Stock Appreciation Rights; (iii) Stock Awards; (iv) Performance Awards; and (v) Stock Units, as more fully described in the Plan. The awards are evidenced by award agreements. Each award is subject to such terms and conditions consistent with the Plan as determined by the Compensation Committee and as set forth in the award agreement.

On May 16, 2005, the Compensation Committee approved the form of the following award agreements, pursuant to which awards of options, restricted stock or stock units may be granted to participants in the Plan: (i) Incentive Stock Option Agreement; (ii) Nonqualified Stock Option Agreement; (iii) Restricted Stock Agreement; and (iv) Stock Unit Agreement, copies of which are filed herewith as Exhibits 10.2 – 10.5, respectively.

The foregoing summary of the Plan is qualified in its entirety by reference to the Plan and form agreements referenced above.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro-forma financial information.

None.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No. Description

10.1 General Cable Corporation 2005 Stock Incentive Plan.

10.2 Incentive Stock Option Agreement.

10.3 Nonqualified Stock Option Agreement.

10.4 Restricted Stock Agreement.

10.5 Stock Unit Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

May 16, 2005	By:	Robert J. Siverd

Name: Robert J. Siverd
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	General Cable Corporation 2005 Stock Incentive Plan
10.2	Incentive Stock Option Agreement
10.3	Nonqualified Stock Option Agreement
10.4	Restricted Stock Agreement
10.5	Stock Unit Agreement